EXHIBIT 99.3 A319 CEO A320 CEO A320 NEO A321 CEO A321 NEO Total 19 64 84 30 8 205 1Q24 (5) — 3 — 4 2 2Q24 (5) — 4 — 4 3 3Q24 (1) — — — 7 6 4Q24 (6) — — — 5 (1) 2 64 91 30 28 215 1Q25 — — — — 4 4 2Q25 (2) — — — 1 (1) 3Q25 — — — — 1 1 4Q25 — — — — — — — 64 91 30 34 219 — 64 91 30 34 219 Note: (1) Seat Configurations Seats 145 182/182 228/235 Spirit Airlines, Inc. Fleet Plan as of August 1, 2024 A321 CEO/NEO Total Aircraft Year-end 2023 (1) Total Aircraft Year-end 2024 (1) Aircraft Type A319 CEO Total Aircraft Year-end 2025 (1) A320 CEO/NEO Includes the exit of A319ceo aircraft. Does not include A320/A321 aircraft lease expirations. Total Aircraft Year-end 2026 (1)